Exhibit 99.3

Theravance, Theravance’s logo and Medicines That Make a Difference are registered trademarks of Theravance, Inc. © 2008 Theravance, Inc. ® ® MABA Program Conference Call July 14, 2008

2 Safe Harbor This presentation contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. The words “may”, “will”, “should”, “could”, “would”, “plan”, “anticipate”, “believe”, “estimate”, “intend”, “goal,” “project”, “potential”, “expect”, “consistent”, “supportive”, “targeting” and “promising” and similar expressions are intended to identify such forward-looking statements. Examples of such statements include statements relating to the goals and expected timing of clinical studies and data from studies, statements regarding the potential benefits and mechanisms of action of drug candidates, statements concerning the timing of seeking regulatory approval of our product candidates, statements regarding the enabling capabilities of Theravance’s approach to drug discovery and its proprietary insights, statements concerning expectations for product candidates through development and commercialization and projections of revenue and other financial items. These statements are based on the current estimates and assumptions of the management of Theravance as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in its forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to delays or difficulties in commencing or completing clinical studies, the potential that results of clinical or preclinical studies indicate product candidates are unsafe or ineffective, our dependence on third parties in the conduct of our clinical studies, and risks of collaborating with third parties to develop and commercialize products. These and other risks are described in greater detail under the heading “Risk Factors” contained in Item 1A of Theravance’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 8, 2008 and the risks discussed in our other periodic filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements.

3 M3 Ki (nM) ß2 Ki (nM) 83 >1,000 Muscarinic, ß2 Receptors: Dual Pharmacology 9 >10,000 824 25 0.2 1 >10,000 29 Inhaled compound for COPD with two validated mechanisms

4 Phase 2 Study Goal and Design Goal: To demonstrate an increase in FEV1 on day 14 with GSK961081 QD compared to placebo, benchmarked to the combination of tiotropium QD plus salmeterol BID Design Multi-center, randomized, double-blind, double-dummy, placebo- and active-controlled, incomplete block crossover design 14-day treatment period - GSK961081: 400 and 1200 mcg QD in DPI - Salmeterol (50 mcg) BID + Tiotropium (18 mcg) QD - Placebo 50 patients with COPD selected for responsiveness to both ipratropium and salbutamol at screening

Phase 2 14-Day DPI Dose-Ranging Study

24-hour Bronchodilation on Day 14


(mL)
Placebo-adjusted Mean Δ in FEV1
200
150
100
50
0
115 mL (24–205)
P=0.013*
168 mL (80–255)
P<0.001*
103 mL (26-180)
P=0.009*
400 mcg QD
1200 mcg QD
'081
Salmeterol BID plus Tiotropium QD

*P-value vs. placebo

'081 QD bronchodilation comparable to salmeterol BID + tiotropium QD

5

6 0.0 2.0 4.0 6.0 8.0 10.0 400 mcg QD 1200 mcg QD Salmeterol BID plus Tiotropium QD ‘081 Phase 2 14-Day DPI Dose-Ranging Study Heart Rate Change on Day 14 Change in heart rate comparable to or lower than salmeterol BID + tiotropium QD Weighted Mean ^. from Baseline (0-4 hours) Placebo-Corrected Heart Rate (b.p.m.)

Theravance, Theravance’s logo and Medicines That Make a Difference are registered trademarks of Theravance, Inc. © 2008 Theravance, Inc. ® ®